UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):
April 10, 2013

CREXUS INVESTMENT CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-34451	26-2652391
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas
Suite 2902
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (646) 829-0160

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 10, 2013, the Company issued a press release relating to the cash tender offer of $13.00 per common share, plus a sum approximating a prorated portion of the dividend the tendering stockholder would have received with regard to the quarter during which the tender offer expires (the “Offer”), commenced on March 18, 2013 by CXS Acquisition Corporation (the “Purchaser”), a wholly owned subsidiary of Annaly Capital Management, Inc. (“Annaly”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Additional Information

This Current Report is neither an offer to purchase nor a solicitation of an offer to sell securities. The Offer is being made pursuant to a Tender Offer Statement on Schedule TO (including the Offer to Purchase, the related Letter of Transmittal and other tender offer materials) filed by Annaly and the Purchaser with the SEC on March 18, 2013, as amended or updated on March 26, 2013 and April 2, 2013, and pursuant to a Transaction Statement on Schedule 13E-3 filed by Annaly and the Purchaser with the SEC on March 26, 2013, as amended on April 2, 2013.  In addition, CreXus filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 on March 18, 2013, as amended on April 2, 2013, and a Transaction Statement on Schedule 13E-3 with respect to the Offer on April 2, 2013.  Annaly’s Tender Offer Statement on Schedule TO (and related materials) and Transaction Statement on Schedule 13E-3 and CreXus’ Solicitation/Recommendation Statement on Schedule 14D-9 and Transaction Statement on Schedule 13E-3, each as amended, contain important information that stockholders should read carefully before making any decision with respect to the Offer. These materials may be obtained at no charge upon request to Innisfree, the information agent for the tender offer, at (877) 877-1875 (toll free).  In addition, all of those materials (and all other offer documents filed with the SEC) are available at no charge on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company by contacting Investor Relations at 646-829-0159.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to the potential acquisition of the Company by Annaly Capital Management, Inc., including the expected timing for the transaction and the potential benefits of the transaction. These are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by any forward-looking statements in this Current Report include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in the documents we file from time to time with the SEC, including our annual report on Form 10-K for the year ended December 31, 2012 and quarterly and current reports on Form 10-Q and 8-K. These forward-looking statements reflect our expectations as of the date of this Current Report.

Item 9.01.  Financial Statements and Exhibits

(c)     Exhibits

99.1      Press Release, dated April 10, 2013, issued by CreXus Investment Corp.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CreXus Investment Corp.

	By:	/s/ Daniel Wickey
		Name:	Daniel Wickey
		Title:	Chief Financial Officer

Date: April 10, 2013